Exhibit 10.37

Schedule Identifying Substantially Similar Agreements to Exhibit 10.36
Intuit Inc. entered into certain agreements with the attorneys general of the 50 states and the District of Columbia, each dated on or about May 4, 2022, as listed below, admitting no wrongdoing, that resolved their inquiries related to Intuit’s advertising practices for free tax preparation agreements. The documents listed below are substantially identical in all material respects to the Assurance of Voluntary Compliance, dated May 4, 2022, by and between Intuit Inc. and the Attorney General of the State of New York, filed as Exhibit 10.36 to this Annual Report on Form 10-K, except for jurisdiction-specific (i) references to statutes and regulations that relate to the inquiries and (ii) technical and administrative requirements, such as the authority to execute and enforce the agreement and operation of unclaimed funds.
(1)Assurance of Voluntary Compliance by and between the Attorney General of the State of Alabama and Intuit Inc.
(2)Assurance of Voluntary Compliance by and between the Attorney General of the State of Alaska and Intuit Inc.
(3)Assurance of Discontinuance by and between the Attorney General of the State of Arizona and Intuit Inc.
(4)Assurance of Voluntary Compliance by and between the Attorney General of the State of Arkansas and Intuit Inc.
(5)Final Judgment and Permanent Injunction entered from the Superior Court of the State of California County of Los Angeles in People v. Intuit Inc.
(6)Assurance of Voluntary Compliance by and between the Attorney General of the State of Colorado and Intuit Inc.
(7)Assurance of Voluntary Compliance by and between the Attorney General of the State of Connecticut, the Commissioner of Consumer Protection of the State of Connecticut, and Intuit Inc.
(8)Assurance of Voluntary Compliance by and between the Attorney General of the State of Delaware and Intuit Inc.
(9)Assurance of Voluntary Compliance by and between the Attorney General of the State of Florida and Intuit Inc.
(10)Assurance of Voluntary Compliance by and between the Attorney General of the State of Georgia and Intuit Inc.
(11)Assurance of Voluntary Compliance by and between the Executive Director of the State of Hawaii Office of Consumer Protection and Intuit Inc.
(12)Assurance of Voluntary Compliance by and between the Attorney General of the State of Idaho and Intuit Inc.
(13)Assurance of Voluntary Compliance by and between the Attorney General of the State of Illinois and Intuit Inc.
(14)Assurance of Voluntary Compliance by and between the Attorney General of the State of Indiana and Intuit Inc.
(15)Assurance of Voluntary Compliance by and between the Attorney General of the State of Iowa and Intuit Inc.

Exhibit 10.37
(16)Assurance of Voluntary Compliance by and between the Attorney General of the State of Kansas and Intuit Inc.
(17)Assurance of Voluntary Compliance by and between the Attorney General of the Commonwealth of Kentucky and Intuit Inc.
(18)Assurance of Voluntary Compliance by and between the Attorney General of the State of Louisiana and Intuit Inc.
(19)Assurance of Discontinuance by and between the Attorney General of the State of Maine and Intuit Inc.
(20)Assurance of Voluntary Compliance by and between the Attorney General of the State of Maryland and Intuit Inc.
(21)Assurance of Discontinuance by and between the Attorney General of the Commonwealth of Massachusetts and Intuit Inc.
(22)Assurance of Voluntary Compliance by and between the Attorney General of the State of Michigan and Intuit Inc.
(23)Assurance of Discontinuance by and between the Attorney General of the State of Minnesota and Intuit Inc.
(24)Assurance of Voluntary Compliance by and between the Attorney General of the State of Mississippi and Intuit Inc.
(25)Assurance of Voluntary Compliance by and between the Attorney General of the State of Missouri and Intuit Inc.
(26)Assurance of Voluntary Compliance by and between the Attorney General of the State of Montana and Intuit Inc.
(27)Assurance of Voluntary Compliance by and between the Attorney General of the State of Nebraska and Intuit Inc.
(28)Assurance of Voluntary Compliance by and between the Attorney General of the State of Nevada and Intuit Inc.
(29)Assurance of Voluntary Compliance by and between the Attorney General of the State of New Hampshire and Intuit Inc.
(30)Assurance of Voluntary Compliance by and between the Acting Attorney General of the State of New Jersey, the New Jersey Division of Consumer Affairs, and Intuit Inc.
(31)Assurance of Discontinuance by and between the Attorney General of the State of New Mexico and Intuit Inc.
(32)Assurance of Voluntary Compliance by and between the Attorney General of the State of North Carolina and Intuit Inc.
(33)Assurance of Voluntary Compliance by and between the Attorney General of the State of North Dakota and Intuit Inc.
(34)Assurance of Voluntary Compliance by and between the Attorney General of the State of Ohio and Intuit Inc.
(35)Assurance of Voluntary Compliance by and between the Attorney General of the State of Oklahoma and Intuit Inc.
(36)Assurance of Voluntary Compliance by and between the Attorney General of the State of Oregon and Intuit Inc.
(37)Assurance of Voluntary Compliance by and between the Attorney General of the Commonwealth of Pennsylvania and Intuit Inc.

Exhibit 10.37
(38)Assurance of Voluntary Compliance by and between the Attorney General of the State of Rhode Island and Intuit Inc.
(39)Assurance of Voluntary Compliance by and between the Attorney General of the State of South Carolina and Intuit Inc.
(40)Assurance of Voluntary Compliance by and between the Attorney General of the State of South Dakota and Intuit Inc.
(41)Assurance of Voluntary Compliance by and between the Attorney General of the State of Tennessee and Intuit Inc.
(42)Assurance of Voluntary Compliance by and between the Attorney General of the State of Texas and Intuit Inc.
(43)Assurance of Voluntary Compliance by and between the Counsel for the State of Utah Division of Consumer Protection and Intuit Inc.
(44)Assurance of Voluntary Compliance by and between the Attorney General of the State of Vermont and Intuit Inc.
(45)Assurance of Voluntary Compliance by and between the Attorney General of the Commonwealth of Virginia and Intuit Inc.
(46)Assurance of Discontinuance by and between the Attorney General of the State of Washington and Intuit Inc.
(47)Assurance of Voluntary Compliance by and between the Attorney General of the State of West Virginia and Intuit Inc.
(48)Assurance of Voluntary Compliance by and between the Attorney General of the State of Wisconsin and Intuit Inc.
(49)Assurance of Voluntary Compliance by and between the Attorney General of the State of Wyoming and Intuit Inc.
(50)Assurance of Voluntary Compliance by and between the Attorney General of the District of Columbia and Intuit Inc.